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Exhibit 32

METHODE ELECTRONICS, INC.

Certification of Periodic Financial Report
Pursuant to 18 U.S.C. Section 1350

        Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Methode Electronics, Inc. (the "Company") certifies that the Annual Report on Form 10-K of the Company for the year ended April 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 25, 2003	/s/ WILLIAM T. JENSEN William T. Jensen Chairman (Chief Executive Officer)
Dated: July 25, 2003	/s/ DONALD W. DUDA Donald W. Duda President (Chief Operating Officer)
Dated: July 25, 2003	/s/ DOUGLAS A. KOMAN Douglas A. Koman Vice President, Corporate Finance (Chief Financial Officer)

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Certification of Periodic Financial Report Pursuant to 18 U.S.C. Section 1350